 SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

TEMPLETON GLOBAL INVESTMENT TRUST
(Name of Registrant as Specified In Its Charter)

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MUTUAL FUND PROXY FACT SHEET FOR: FRANKLIN & TEMPLETON FUNDS

SPECIAL JOINT MEETING IMPORTANT DATES		SPECIAL JOINT MEETING LOCATION
Record Date	AUGUST 21, 2017	OFFICES OF FRANKLIN TEMPLETON INVESTMENTS
Mail Date	AUGUST 30, 2017	ONE FRANKLIN PARKAY
Meeting Date	OCTOBER 30, 2017 @ 10:00 AM PDT	SAN MATEO, CALIFORNIA 94403
ADDITIONAL INFORMATION		CONTACT INFORMATION
CUSIPs	SEE PAGES FT.7 – FT.15	Inbound Line	1-800-967-5068
Tickers	SEE PAGES FT.7 – FT.15	Website	www.franklintempleton.com

Note: Capitalized terms used herein and not defined herein are used with the meanings given them in the Franklin Templeton Investment’s Proxy Statement.

What is happening?

A Special Joint Meeting of Shareholders of the Franklin Templeton funds, including their various series, will be held on October 30, 2017, to vote on several important proposals that affect the Funds.

Who will bear the costs associated with the proxy solicitation?

The cost of soliciting proxies, including the fees of a proxy solicitation agent, will be borne by the Funds.

Why is it so important that I vote?

When shareholders return their proxies promptly, the Funds may be able to save money by not having to conduct additional solicitations, including other mailings. If you own shares of more than one Fund, you will receive a proxy card or voting instruction form FOR EACH FUND in which you own shares. PLEASE COMPLETE, SIGN AND RETURN each proxy card or voting instruction form you receive.

Who is AST Fund Solutions?

AST Fund Solutions, LLC (the “Solicitor”) is a company that has been engaged by the Trusts, on behalf of the Funds, to assist in the solicitation of proxies. The Solicitor is not affiliated with the Funds or with Franklin Templeton Investments. In order to hold a shareholder meeting, a certain percentage of a Fund’s shares (often referred to as “quorum”) must be represented at the meeting. If a quorum is not attained, the meeting must adjourn to a future date. The Funds may attempt to reach shareholders through multiple mailings to remind the shareholders to cast their vote. As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the meeting does not have to be adjourned or postponed. (Mentioned on page Q&A 4 of the proxy statement)

Why did I receive more than one proxy card?

If you own shares of more than one Fund, you will receive a proxy card or voting instruction form FOR EACH FUND in which you own shares. PLEASE COMPLETE, SIGN AND RETURN each proxy card or voting instruction form you receive.

What is a fundamental investment restriction?

The Funds, like all mutual funds, are required by law to adopt fundamental investment restrictions governing certain investment activities. The 1940 Act requires that any modification or elimination of a Fund’s fundamental investment restrictions must be approved by the Fund’s shareholders.

For Internal Distribution Only	FT.COVER

No.	Proposal	Recommendation	Section	Page
1	To Elect a Board of Trustees for the Trusts (all Funds)	FOR	FT	2
2	For certain Funds, to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.	FOR	FT	3
3	For all Funds, to approve an amended fundamental investment restriction regarding investments in commodities.	FOR	FT	4
4	For Franklin Small-Mid Cap Growth Fund, Templeton Global Balanced Fund and Templeton Emerging Markets Small Cap Fund, to approve an amended fundamental investment restriction regarding lending.	FOR	FT	4-5
5	For Franklin Small-Mid Cap Growth Fund, to approve amendments to certain fundamental investment restrictions of such Fund (includes six (6) Sub-Proposals):	FOR	FT	5
5a	To amend the fundamental investment restriction regarding borrowing;	FOR	FT	5
5b	To amend the fundamental investment restriction regarding underwriting;	FOR	FT	5
5c	To amend the fundamental investment restriction regarding investments in real estate;	FOR	FT	5
5d	To amend the fundamental investment restriction regarding issuing senior securities;	FOR	FT	5
5e	To amend the fundamental investment restriction regarding industry concentration;	FOR	FT	5
5f	To amend the fundamental investment restriction regarding diversification of investments.	FOR	FT	5
6	For Franklin Small-Mid Cap Growth Fund, to approve the elimination of certain fundamental investment restrictions (includes eight (8) Sub-Proposals):	FOR	FT	6
6a	To eliminate the fundamental investment restriction regarding engaging in short sales and use of margin	FOR	FT	6
6b	To eliminate the fundamental investment restriction regarding investments in oil, gas and other mineral programs	FOR	FT	6
6c	To eliminate the fundamental investment restriction regarding use of options	FOR	FT	6
6d	To eliminate the fundamental investment restriction regarding investment in restricted securities	FOR	FT	6
6e	To eliminate the fundamental investment restriction regarding investment in unseasoned issuers	FOR	FT	6
6f	To eliminate the fundamental investment restriction regarding investing for purposes of exercising control	FOR	FT	6
6g	To eliminate the fundamental investment restriction regarding investing in other investment companies	FOR	FT	6
6h	To eliminate the fundamental investment restriction regarding management ownership of securities and principal transactions with management	FOR	FT	6
7a-7c	If properly presented, for Franklin High Yield Tax-Free Income Fund, Templeton Global Bond Fund and Franklin High Income Fund, a shareholder proposal that such Funds’ Boards of Trustees institute procedures to prevent holding investments in companies that, in the judgment of each Board, substantially contribute to genocide or crimes against humanity.	AGAINST	FT	6
8a-8d	If properly presented, for Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Income Fund, Franklin High Income Fund, and Franklin California Tax-Free Income Fund, a shareholder proposal that such Funds’ Boards of Trustees institute transparent procedures to prevent holding investments in companies that, in the judgment of management, substantially contribute to genocide or crimes against humanity.	AGAINST	FT	6

For Internal Distribution Only	FT.1

PROPOSAL 1: To Elect a Board of Trustees for the Trust (all Funds)

What role does the Board play?

The Board of each Trust has the responsibility for looking after the interests of the shareholders of the Funds comprising that Trust. As such, the Board has an obligation to serve the best interests of shareholders in providing oversight of a Fund, including approving policy changes. In addition, the Board, among other things, reviews a Fund’s performance, oversees a Fund’s activities, and reviews contractual arrangements with a Fund’s service providers.

What is the affiliation of the Board and Franklin Templeton Investments?

Each Board is currently, and is proposed to continue to be, composed of over 75% “independent” trustees and two “interested” trustees. Trustees are determined to be “interested” by virtue of, among other things, their affiliation with the Franklin Templeton funds or with Franklin Templeton Investments as fund management. Independent trustees have no affiliation with Franklin Templeton Investments and are compensated by each individual Trust that they serve.

Franklin Funds
NAME OF TRUSTEE	TRUSTEE SINCE	YEAR OF BIRTH
(1) Harris J. Ashton	1992	1932
(2) Terrence J. Checki	NOMINEE	1945
(3) Mary C. Choksi	2014	1950
(4) Edith E. Holiday	1996	1952
(5) Gregory E. Johnson	2007	1961
(6) Rupert H. Johnson, Jr.	1978	1940
(7) J. Michael Luttig	2009	1954
(8) Larry D. Thompson	2005	1945
(9) John B. Wilson	2007	1959

Templeton Funds
NAME OF TRUSTEE	TRUSTEE SINCE	YEAR OF BIRTH
(1) Harris J. Ashton	1992	1932
(2) Ann Torre Bates	2008	1958
(3) Mary C. Choksi	2014	1950
(4) Edith E. Holiday	1996	1952
(5) Gregory E. Johnson	2007	1961
(6) Rupert H. Johnson, Jr.	1978	1940
(7) J. Michael Luttig	2009	1954
(8) David W. Niemiec	2005	1949
(9) Larry D. Thompson	2005	1945
(10) Constantine D. Tseretopoulos	1991	1954
(11) Robert E. Wade	2006	1946

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD

For Internal Distribution Only	FT.2

PROPOSAL 2: For certain Funds, to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

(For purposes of Proposal 2, the term “Fund” shall refer to each Fund except Franklin Corefolio Allocation Fund, Franklin Focused Growth Fund, Franklin Flexible Alpha Bond Fund, Franklin Founding Funds Allocation Fund, Franklin Global Listed Infrastructure Fund, Franklin India Growth Fund, Franklin LifeSmartTM Retirement Income Fund, Franklin NextStep Funds, Franklin Payout Funds, Franklin Templeton Money Fund Trust, Franklin U.S. Government Money Fund, Institutional Fiduciary Trust – Money Market Portfolio, Templeton Foreign Smaller Companies Fund, Templeton Global Currency Fund and Templeton Global Smaller Companies Fund.)

What is the purpose of the Manager of Managers Structure?

Shareholders of each Fund are being asked to approve the use of a “manager of managers” structure that would permit the Fund’s investment manager, subject to Board approval, to appoint and replace subadvisers that are affiliated with Franklin Templeton Investments, and subadvisers that are not affiliated with Franklin Templeton Investments, without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Manager of Managers Structure would enable each Fund to operate with greater efficiency in the future by allowing the Fund to use both affiliated and unaffiliated subadvisers best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals.

How will the Manager of Managers Structure affect my Fund?

If the proposal is approved for a Fund, and the Trust’s Board and the Fund’s investment manager believe that the use of one or more subadvisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a subadviser for the Fund, assuming the conditions of the Manager of Managers Order are met. Rather, a Fund’s investment manager, with the approval of the Fund’s Board, including a majority of the Independent Trustees, would be able to appoint subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval. The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.

Will the Manager of Managers Structure change the fees paid by the Fund?

The use of the Manager of Managers Structure will not change the fees paid to the investment manager by a Fund or fees paid by the Fund’s shareholders.

Do the Funds currently intend to use the Manager of Managers Structure?

The Funds currently do not intend to use the Manager of Managers Structure. The Board of each Trust determined to seek shareholder approval of the Manager of Managers Structure for each Fund in connection with this joint special shareholder meeting, which was otherwise called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2

For Internal Distribution Only	FT.3

PROPOSAL 3: For all Funds, to approve an amended fundamental investment restriction regarding investments in commodities.

What is the fundamental investment restriction regarding investments in commodities?

The 1940 Act requires every investment company to adopt a fundamental investment restriction governing investments in commodities. A “fundamental” investment restriction may be modified only by a vote of a majority of the investment company’s outstanding voting securities (as defined in the 1940 Act). The Funds’ current fundamental investment restrictions regarding investments in commodities are substantially similar, though not identical, and they are detailed in Exhibit F to the proxy statement.

What will be the effect of the amended fundamental investment restriction regarding investments in commodities?

Since the initial adoption of this restriction for the Funds, the financial markets and regulatory requirements regarding commodities and commodity interests have evolved. New types of financial instruments have become available as potential investment opportunities, including commodity-linked instruments. The Funds’ investment managers believe that it is in the Funds’ best interests to amend the current fundamental investment restrictions in order to provide the Funds with the flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with each Fund’s investment goal and subject to oversight by the Fund’s Board. Under the proposed restriction, if current applicable law were to change, the Funds would be able to conform to any such new law without shareholders taking further action.

Is the proposed amended fundamental investment restriction expected to affect the way the Fund is currently managed?

The Boards and the Funds’ investment managers do not anticipate that the proposed amended fundamental investment restriction regarding investments in commodities would involve additional material risk to any Fund or affect the way any Fund is currently managed or operated. The Board of each Trust determined to seek shareholder approval of the amended fundamental restriction regarding investments in commodities for each Fund in connection with this joint special shareholder meeting, which was otherwise called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3

PROPOSAL 4: For Franklin Small-Mid Cap Growth Fund, Templeton Global Balanced Fund and Templeton Emerging Markets Small Cap Fund, to approve an amended fundamental investment restriction regarding lending.

What is the fundamental investment restriction regarding lending?

The 1940 Act requires every investment company to adopt a fundamental policy regarding lending. Each of the Small-Mid Cap Fund, Templeton Global Balanced Fund and Templeton Emerging Markets Small Cap Fund is currently subject to an investment restriction that prohibits the Fund from making loans, except for certain activities that are specifically excluded from the restriction.

For Internal Distribution Only	FT.4

What will be the effect of the amendment to my fund’s current fundamental investment restriction?

The purpose of the amendment is to update the fundamental lending investment restriction to place an overall limit on such lending and to provide that the Fund may not make loans if, as a result, more than 33⅓% of its total assets would be lent to other persons (including other investment companies as permitted by the 1940 Act and any exemptions therefrom). Under U.S. Securities and Exchange Commission staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent a Fund enters into lending transactions under these limited circumstances, such Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities and the Fund’s fundamental investment restriction regarding issuing senior securities. In addition, such Fund will disclose to shareholders any additional risks associated with such transactions.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 4

PROPOSAL 5: For Franklin Small-Mid Cap Growth Fund, to approve amendments to certain fundamental investment restrictions of such Fund (includes six (6) Sub-Proposals):

5a.	To amend the fundamental investment restriction regarding borrowing;
5b.	To amend the fundamental investment restriction regarding underwriting;
5c.	To amend the fundamental investment restriction regarding investments in real estate;
5d.	To amend the fundamental investment restriction regarding issuing senior securities;
5e.	To amend the fundamental investment restriction regarding industry concentration;
5f.	To amend the fundamental investment restriction regarding diversification of investments.

What are these fundamental investment restrictions?

The Small-Mid Cap Fund is subject to certain investment restrictions (for example, relating to borrowing or investing in real estate) that are considered “fundamental” because the restrictions may only be changed with shareholder approval. There generally are eight fundamental investment restrictions that each Fund is required to have under the 1940 Act.

What will be the effect of the amendments to the Small-Mid Cap Fund’s current fundamental investment restrictions?

The purpose of the amendments is to update those restrictions that are more restrictive than is currently required and to standardize, to the extent practicable, all required fundamental investment restrictions across the Franklin Templeton funds. To the extent that the Small-Mid Cap Fund uses this flexibility in the future, the Fund may be subject to some additional costs and risks. However, the Fund does not currently anticipate materially changing its investment strategies if the proposed amendments to its fundamental investment restrictions are approved.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” SUB-PROPOSALS 5a-5f

For Internal Distribution Only	FT.5

PROPOSAL 6: For Franklin Small-Mid Cap Growth Fund, to approve the elimination of certain fundamental investment restrictions (includes eight (8) Sub-Proposals):

6a.	To eliminate the fundamental investment restriction regarding engaging in short sales and use of margin
6b.	To eliminate the fundamental investment restriction regarding investments in oil, gas and other mineral programs
6c.	To eliminate the fundamental investment restriction regarding use of options
6d.	To eliminate the fundamental investment restriction regarding investment in restricted securities
6e.	To eliminate the fundamental investment restriction regarding investment in unseasoned issuers
6f.	To eliminate the fundamental investment restriction regarding investing for purposes of exercising control
6g.	To eliminate the fundamental investment restriction regarding investing in other investment companies
6h.	To eliminate the fundamental investment restriction regarding management ownership of securities and principal transactions with management

What are these fundamental investment restrictions?

The Small-Mid Cap Fund is also subject to fundamental investment restrictions that were once imposed by state securities laws or other regulatory authorities that are now outdated or are no longer effective.

What will be the effect of the elimination of such investment restrictions on the Fund?

If the proposed eliminations are approved, it may be easier for the Small-Mid Cap Fund to adapt to market or industry changes in the future because these restrictions would be eliminated. To the extent that the Fund uses this flexibility in the future, the Fund may be subject to some additional costs and risks. However, the Fund does not currently anticipate materially changing its investment strategies if the proposed eliminations are approved.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” SUB-PROPOSALS 6a-6h

PROPOSALS 7a-7c: If properly presented, for Franklin High Yield Tax-Free Income Fund, Templeton Global Bond Fund and Franklin High Income Fund, a shareholder proposal that such Funds’ Boards institute procedures to prevent holding investments in companies that, in the judgment of each Board, substantially contribute to genocide or crimes against humanity.

Why are the Boards recommending a vote against proposals 7a-7c?

As discussed more completely in the proxy statement, the Boards believe that Franklin Templeton’s investment approach, which considers these issues on a company-by-company basis, is preferable to that recommended by the shareholder proposals.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” PROPOSALS 7a-7c

PROPOSAL 8a-8d: If properly presented, for Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Income Fund, Franklin High Income Fund, and Franklin California Tax-Free Income Fund, a shareholder proposal that such Funds’ Boards institute transparent procedures to prevent holding investments in companies that, in the judgment of management, substantially contribute to genocide or crimes against humanity.

Why are the Boards recommending a vote against proposals 8a-8d?

As discussed more completely in the proxy statement, the Boards believe that Franklin Templeton’s investment approach, which considers these issues on a company-by-company basis, is preferable to that recommended by the shareholder proposals.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” PROPOSALS 8a-8d

For Internal Distribution Only	FT.6

VOTING METHODS

PHONE:
To cast your vote by telephone with a proxy specialist, call the toll-free number found on your proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time and Saturday from 10:00 a.m. to 4:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the enclosed postage-paid envelope.
TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.
INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

Proxy Materials Are Available Online At: www.proxyonline.com/docs/FTproxy

CUSIP	TICKER	NAME OF FUND	CLASS
353612302	FISAX	Franklin Adjustable U.S. Government Securities Fund	A
353612476	FAUGX	Franklin Adjustable U.S. Government Securities Fund	A1
353612732	FCSCX	Franklin Adjustable U.S. Government Securities Fund	C
353612492	---	Franklin Adjustable U.S. Government Securities Fund	R6
353612625	FAUZX	Franklin Adjustable U.S. Government Securities Fund	ADVISOR
354723884	FRALZ	Franklin Alabama Tax-Free Income Fund	A
354723454	FALEX	Franklin Alabama Tax-Free Income Fund	C
354724601	FALZX	Franklin Alabama Tax-Free Income Fund	ADVISOR
354724551	FALRX	Franklin Alabama Tax-Free Income Fund	R6
354723876	FTAZX	Franklin Arizona Tax-Free Income Fund	A
354723462	FAZIX	Franklin Arizona Tax-Free Income Fund	C
354723256	FAZZX	Franklin Arizona Tax-Free Income Fund	ADVISOR
354724452	FAZRX	Franklin Arizona Tax-Free Income Fund	R6
353612682	FBLAX	Franklin Balanced Fund	A
353612674	FBMCX	Franklin Balanced Fund	C
353612666	---	Franklin Balanced Fund	R
353612575	FBFRX	Franklin Balanced Fund	R6
353612658	FBFZX	Franklin Balanced Fund	ADVISOR
354713844	FBDIX	Franklin Biotechnology Discovery Fund	A
354713240	FBTDX	Franklin Biotechnology Discovery Fund	C
354713380	FRBRX	Franklin Biotechnology Discovery Fund	R6
354713398	FTDZX	Franklin Biotechnology Discovery Fund	ADVISOR
354025306	FCAMX	Franklin California High Yield Municipal Fund	A
354025603	FCAHX	Franklin California High Yield Municipal Fund	C
354025801	FVCAX	Franklin California High Yield Municipal Fund	ADVISOR
354025850	FCAQX	Franklin California High Yield Municipal Fund	R6
352519300	FKCIX	Franklin California Intermediate-Term Tax-Free Income Fund	A
352519607	FCCIX	Franklin California Intermediate-Term Tax-Free Income Fund	C
352519888	FRCZX	Franklin California Intermediate-Term Tax-Free Income Fund	ADVISOR
352519847	FCCRX	Franklin California Intermediate-Term Tax-Free Income Fund	R6
352519870	FCUAX	Franklin California Ultra-Short Tax-Free Income Fund	A1

For Internal Distribution Only	FT.7

352519862	FCUZX	Franklin California Ultra-Short Tax-Free Income Fund	ADVISOR
352519839	FCURX	Franklin California Ultra-Short Tax-Free Income Fund	R6
354723868	FRCOX	Franklin Colorado Tax-Free Income Fund	A
354724205	FCOZX	Franklin Colorado Tax-Free Income Fund	ADVISOR
354723439	FCOIX	Franklin Colorado Tax-Free Income Fund	C
354724445	FKTLX	Franklin Colorado Tax-Free Income Fund	R6
354723744	FXCTX	Franklin Connecticut Tax-Free Income Fund	A
354723579	FCTIX	Franklin Connecticut Tax-Free Income Fund	C
354724304	FCNZX	Franklin Connecticut Tax-Free Income Fund	ADVISOR
354724437	FCTQX	Franklin Connecticut Tax-Free Income Fund	R6
35472P109	FTCIX	Franklin Conservative Allocation Fund	A
35472P208	FTCCX	Franklin Conservative Allocation Fund	C
35472P703	FTCRX	Franklin Conservative Allocation Fund	R
35472P430	---	Franklin Conservative Allocation Fund	R6
35472P851	FTCZX	Franklin Conservative Allocation Fund	ADVISOR
353612104	FISCX	Franklin Convertible Securities Fund	A
353612880	FRTOX	Franklin Convertible Securities Fund	C
353612484	FCSKX	Franklin Convertible Securities Fund	R6
353612641	FCSZX	Franklin Convertible Securities Fund	ADVISOR
353496201	FKDNX	Franklin DynaTech Fund	A
353496870	FDYNX	Franklin DynaTech Fund	C
353496672	FDNRX	Franklin DynaTech Fund	R
353496656	FDTRX	Franklin DynaTech Fund	R6
353496680	FDYZX	Franklin DynaTech Fund	ADVISOR
353533813	FEMDX	Franklin Emerging Market Debt Opportunities Fund	A
353612401	FISEX	Franklin Equity Income Fund	A
353612807	FRETX	Franklin Equity Income Fund	C
353612740	FREIX	Franklin Equity Income Fund	R
353612567	FEIQX	Franklin Equity Income Fund	R6
353612633	FEIFX	Franklin Equity Income Fund	ADVISOR
354723280	FFTFX	Franklin Federal Limited-Term Tax-Free Income Fund	A
354723132	FTFZX	Franklin Federal Limited-Term Tax-Free Income Fund	ADVISOR
354724593	FFTRX	Franklin Federal Limited-Term Tax-Free Income Fund	R6
353519101	FKTIX	Franklin Federal Tax-Free Income Fund	A
353519200	FRFTX	Franklin Federal Tax-Free Income Fund	C
353519408	FAFTX	Franklin Federal Tax-Free Income Fund	ADVISOR
353519606	FFTQX	Franklin Federal Tax-Free Income Fund	R6
353612823	FAFRX	Franklin Floating Rate Daily Access Fund	A
353612799	FCFRX	Franklin Floating Rate Daily Access Fund	C
353612559	FFRDX	Franklin Floating Rate Daily Access Fund	R6
353612781	FDAAX	Franklin Floating Rate Daily Access Fund	ADVISOR
354723850	FRFLX	Franklin Florida Tax-Free Income Fund	A
354723470	FRFIX	Franklin Florida Tax-Free Income Fund	C
354724700	FFTZX	Franklin Florida Tax-Free Income Fund	ADVISOR
354724544	FRFQX	Franklin Florida Tax-Free Income Fund	R6
354713448	FCEQX	Franklin Focused Core Equity Fund	A
354713430	FCEDX	Franklin Focused Core Equity Fund	C
354713422	FCERX	Franklin Focused Core Equity Fund	R
354713364	FEFCX	Franklin Focused Core Equity Fund	R6
354713414	FCEZX	Franklin Focused Core Equity Fund	ADVISOR
354723843	FTGAX	Franklin Georgia Tax-Free Income Fund	A

For Internal Distribution Only	FT.8

354723488	FGAIX	Franklin Georgia Tax-Free Income Fund	C
354724809	FGFZX	Franklin Georgia Tax-Free Income Fund	ADVISOR
354724536	FGFQX	Franklin Georgia Tax-Free Income Fund	R6
353533797	FGRRX	Franklin Global Real Estate Fund	A
353533789	FCGRX	Franklin Global Real Estate Fund	C
353533771	FVGRX	Franklin Global Real Estate Fund	ADVISOR
353533656	FGGRX	Franklin Global Real Estate Fund	R6
353535107	FKRCX	Franklin Gold and Precious Metals Fund	A
353535206	FRGOX	Franklin Gold and Precious Metals Fund	C
353535503	FGPMX	Franklin Gold and Precious Metals Fund	R6
353535305	FGADX	Franklin Gold and Precious Metals Fund	ADVISOR
35472P505	FGTIX	Franklin Growth Allocation Fund	A
35472P604	FTGTX	Franklin Growth Allocation Fund	C
35472P802	FGTRX	Franklin Growth Allocation Fund	R
35472P414	---	Franklin Growth Allocation Fund	R6
35472P877	FGTZX	Franklin Growth Allocation Fund	ADVISOR
354713687	FGRAX	Franklin Growth Opportunities Fund	A
354713711	FKACX	Franklin Growth Opportunities Fund	C
354713513	FKARX	Franklin Growth Opportunities Fund	R
354713356	FOPPX	Franklin Growth Opportunities Fund	R6
354713729	FRAAX	Franklin Growth Opportunities Fund	ADVISOR
353533730	FNGAX	Franklin International Growth Fund	A
353533722	---	Franklin International Growth Fund	C
353533714	---	Franklin International Growth Fund	R
353533649	FILRX	Franklin International Growth Fund	R6
353533698	FNGZX	Franklin International Growth Fund	ADVISOR
353533763	FINAX	Franklin International Small Cap Growth Fund	A
353533755	FCSMX	Franklin International Small Cap Growth Fund	C
353533748	FISDX	Franklin International Small Cap Growth Fund	R
353533631	FCAPX	Franklin International Small Cap Growth Fund	R6
353533888	FKSCX	Franklin International Small Cap Growth Fund	ADVISOR
354723728	FRKYX	Franklin Kentucky Tax-Free Income Fund	A
354724882	FKTZX	Franklin Kentucky Tax-Free Income Fund	ADVISOR
354724528	FKTRX	Franklin Kentucky Tax-Free Income Fund	R6
35472P356	FLRMX	Franklin LifeSmart 2020 Retirement Target Fund	A
35472P349	FLRQX	Franklin LifeSmart 2020 Retirement Target Fund	C
35472P331	FLRVX	Franklin LifeSmart 2020 Retirement Target Fund	R
35472P323	FRTSX	Franklin LifeSmart 2020 Retirement Target Fund	R6
35472P315	FLROX	Franklin LifeSmart 2020 Retirement Target Fund	ADVISOR
35472P612	FTRTX	Franklin LifeSmart 2025 Retirement Target Fund	A
35472P596	FTTCX	Franklin LifeSmart 2025 Retirement Target Fund	C
35472P588	FRELX	Franklin LifeSmart 2025 Retirement Target Fund	R
35472P380	FTLMX	Franklin LifeSmart 2025 Retirement Target Fund	R6
35472P570	FLRFX	Franklin LifeSmart 2025 Retirement Target Fund	ADVISOR
35472P299	FLRSX	Franklin LifeSmart 2030 Retirement Target Fund	A
35472P281	FLRTX	Franklin LifeSmart 2030 Retirement Target Fund	C
35472P273	FLRWX	Franklin LifeSmart 2030 Retirement Target Fund	R
35472P265	FLERX	Franklin LifeSmart 2030 Retirement Target Fund	R6
35472P257	FLRZX	Franklin LifeSmart 2030 Retirement Target Fund	ADVISOR
35472P562	FRTAX	Franklin LifeSmart 2035 Retirement Target Fund	A
35472P554	FTRCX	Franklin LifeSmart 2035 Retirement Target Fund	C

For Internal Distribution Only	FT.9

35472P547	FLRGX	Franklin LifeSmart 2035 Retirement Target Fund	R
35472P372	FMTLX	Franklin LifeSmart 2035 Retirement Target Fund	R6
35472P539	FLRHX	Franklin LifeSmart 2035 Retirement Target Fund	ADVISOR
35472P240	FLADX	Franklin LifeSmart 2040 Retirement Target Fund	A
35472P232	FLOLX	Franklin LifeSmart 2040 Retirement Target Fund	C
35472P224	FLSGX	Franklin LifeSmart 2040 Retirement Target Fund	R
35472P216	FLREX	Franklin LifeSmart 2040 Retirement Target Fund	R6
35472P190	FLSHX	Franklin LifeSmart 2040 Retirement Target Fund	ADVISOR
35472P521	FTTAX	Franklin LifeSmart 2045 Retirement Target Fund	A
35472P513	FLRIX	Franklin LifeSmart 2045 Retirement Target Fund	C
35472P497	FLRJX	Franklin LifeSmart 2045 Retirement Target Fund	R
35472P364	FMLTX	Franklin LifeSmart 2045 Retirement Target Fund	R6
35472P489	FLRLX	Franklin LifeSmart 2045 Retirement Target Fund	ADVISOR
35472P182	FLSJX	Franklin LifeSmart 2050 Retirement Target Fund	A
35472P174	FLSKX	Franklin LifeSmart 2050 Retirement Target Fund	C
35472P166	FLSNX	Franklin LifeSmart 2050 Retirement Target Fund	R
35472P158	FRLEX	Franklin LifeSmart 2050 Retirement Target Fund	R6
35472P141	FLSOX	Franklin LifeSmart 2050 Retirement Target Fund	ADVISOR
35473A101	FLTFX	Franklin LifeSmart 2055 Retirement Target Fund	A
35473A200	FLTNX	Franklin LifeSmart 2055 Retirement Target Fund	C
35473A309	FLSBX	Franklin LifeSmart 2055 Retirement Target Fund	R
35473A408	FLSZX	Franklin LifeSmart 2055 Retirement Target Fund	R6
35473A507	FLTKX	Franklin LifeSmart 2055 Retirement Target Fund	ADVISOR
354723827	FKLAX	Franklin Louisiana Tax-Free Income Fund	A
354723512	FLAIX	Franklin Louisiana Tax-Free Income Fund	C
354724874	FLTZX	Franklin Louisiana Tax-Free Income Fund	ADVISOR
354724510	FLAQX	Franklin Louisiana Tax-Free Income Fund	R6
353612690	FLDAX	Franklin Low Duration Total Return Fund	A
353612583	FLDCX	Franklin Low Duration Total Return Fund	C
353612534	FLRRX	Franklin Low Duration Total Return Fund	R6
353612617	FLDZX	Franklin Low Duration Total Return Fund	ADVISOR
354723736	FMDTX	Franklin Maryland Tax-Free Income Fund	A
354723421	FMDIX	Franklin Maryland Tax-Free Income Fund	C
354723140	FMDZX	Franklin Maryland Tax-Free Income Fund	ADVISOR
354724494	FMDQX	Franklin Maryland Tax-Free Income Fund	R6
354723207	FMISX	Franklin Massachusetts Tax-Free Income Fund	A
354723678	FMAIX	Franklin Massachusetts Tax-Free Income Fund	C
354723199	FMAHX	Franklin Massachusetts Tax-Free Income Fund	ADVISOR
354724577	FKTMX	Franklin Massachusetts Tax-Free Income Fund	R6
354723306	FTTMX	Franklin Michigan Tax-Free Income Fund	A
354723645	FRMTX	Franklin Michigan Tax-Free Income Fund	C
354723249	FMTFX	Franklin Michigan Tax-Free Income Fund	ADVISOR
354724429	FKTNX	Franklin Michigan Tax-Free Income Fund	R6
354723405	FMINX	Franklin Minnesota Tax-Free Income Fund	A
354723637	FMNIX	Franklin Minnesota Tax-Free Income Fund	C
354723181	FMNZX	Franklin Minnesota Tax-Free Income Fund	ADVISOR
354724411	FKTDX	Franklin Minnesota Tax-Free Income Fund	R6
354723819	FRMOX	Franklin Missouri Tax-Free Income Fund	A
354723520	FMOIX	Franklin Missouri Tax-Free Income Fund	C
354723165	FRMZX	Franklin Missouri Tax-Free Income Fund	ADVISOR
354724486	FMOQX	Franklin Missouri Tax-Free Income Fund	R6

For Internal Distribution Only	FT.10

35472P307	FMTIX	Franklin Moderate Allocation Fund	A
35472P406	FTMTX	Franklin Moderate Allocation Fund	C
35472P885	FTMRX	Franklin Moderate Allocation Fund	R
35472P422	---	Franklin Moderate Allocation Fund	R6
35472P869	FMTZX	Franklin Moderate Allocation Fund	ADVISOR
354713604	FRNRX	Franklin Natural Resources Fund	A
354713455	FNCRX	Franklin Natural Resources Fund	C
354713257	FNCSX	Franklin Natural Resources Fund	R6
354713851	FNRAX	Franklin Natural Resources Fund	ADVISOR
354723751	FRNJX	Franklin New Jersey Tax-Free Income Fund	A
354723561	FNIIX	Franklin New Jersey Tax-Free Income Fund	C
354723231	FNJZX	Franklin New Jersey Tax-Free Income Fund	ADVISOR
354724569	FNJRX	Franklin New Jersey Tax-Free Income Fund	R6
354128308	FKNIX	Franklin New York Intermediate-Term Tax-Free Income Fund	A
354128506	FKNCX	Franklin New York Intermediate-Term Tax-Free Income Fund	C
354128704	FNYZX	Franklin New York Intermediate-Term Tax-Free Income Fund	ADVISOR
354128878	FKNRX	Franklin New York Intermediate-Term Tax-Free Income Fund	R6
354130106	FNYTX	Franklin New York Tax-Free Income Fund	A
354130205	FNYIX	Franklin New York Tax-Free Income Fund	C
354130403	FNYAX	Franklin New York Tax-Free Income Fund	ADVISOR
354130601	FKTJX	Franklin New York Tax-Free Income Fund	R6
354723793	FXNCX	Franklin North Carolina Tax-Free Income Fund	A
354723538	FNCIX	Franklin North Carolina Tax-Free Income Fund	C
354723173	FNCZX	Franklin North Carolina Tax-Free Income Fund	ADVISOR
354724478	FNCQX	Franklin North Carolina Tax-Free Income Fund	R6
354723504	FTOIX	Franklin Ohio Tax-Free Income Fund	A
354723629	FOITX	Franklin Ohio Tax-Free Income Fund	C
354723223	FROZX	Franklin Ohio Tax-Free Income Fund	ADVISOR
354724395	FKTOX	Franklin Ohio Tax-Free Income Fund	R6
354723785	FRORX	Franklin Oregon Tax-Free Income Fund	A
354723660	FORIX	Franklin Oregon Tax-Free Income Fund	C
354724502	FOFZX	Franklin Oregon Tax-Free Income Fund	ADVISOR
354724387	FOFRX	Franklin Oregon Tax-Free Income Fund	R6
354723801	FRPAX	Franklin Pennsylvania Tax-Free Income Fund	A
354723447	FRPTX	Franklin Pennsylvania Tax-Free Income Fund	C
354724403	FPFZX	Franklin Pennsylvania Tax-Free Income Fund	ADVISOR
354724379	FRPRX	Franklin Pennsylvania Tax-Free Income Fund	R6
354602104	FREEX	Franklin Real Estate Securities Fund	A
354602203	FRRSX	Franklin Real Estate Securities Fund	C
354602500	FSERX	Franklin Real Estate Securities Fund	R6
354602302	FRLAX	Franklin Real Estate Securities Fund	ADVISOR
353612724	FRRAX	Franklin Real Return Fund	A
353612591	FRRCX	Franklin Real Return Fund	C
353612526	FRRRX	Franklin Real Return Fund	R6
353612716	FARRX	Franklin Real Return Fund	ADVISOR
354713620	FSGRX	Franklin Small Cap Growth Fund	A
354713646	FCSGX	Franklin Small Cap Growth Fund	C
354713539	FSSRX	Franklin Small Cap Growth Fund	R
354713349	FSMLX	Franklin Small Cap Growth Fund	R6
354713653	FSSAX	Franklin Small Cap Growth Fund	ADVISOR
354713505	FRSTX	Franklin Strategic Income Fund	A

For Internal Distribution Only	FT.11

354713836	FSGCX	Franklin Strategic Income Fund	C
354713554	FKSRX	Franklin Strategic Income Fund	R
354713737	FKSAX	Franklin Strategic Income Fund	ADVISOR
354713323	FGKNX	Franklin Strategic Income Fund	R6
35471H207	FSMFX	Franklin Strategic Mortgage Portfolio	A
35471H108	FSMIX	Franklin Strategic Mortgage Portfolio	A1
35471H306	---	Franklin Strategic Mortgage Portfolio	C
35471H405	FSMZX	Franklin Strategic Mortgage Portfolio	ADVISOR
35471H603	FSMQX	Franklin Strategic Mortgage Portfolio	R6
354025405	FRTIX	Franklin Tennessee Municipal Bond Fund	A
354025884	FTMZX	Franklin Tennessee Municipal Bond Fund	ADVISOR
354025843	FTMQX	Franklin Tennessee Municipal Bond Fund	R6
353612856	FKBAX	Franklin Total Return Fund	A
353612757	FCTLX	Franklin Total Return Fund	C
353612773	FTRRX	Franklin Total Return Fund	R
353612518	FRERX	Franklin Total Return Fund	R6
353612849	FBDAX	Franklin Total Return Fund	ADVISOR
353496607	FKUSX	Franklin U.S. Government Securities Fund	A
353496862	FRUGX	Franklin U.S. Government Securities Fund	C
353496714	FUSRX	Franklin U.S. Government Securities Fund	R
353496623	FGORX	Franklin U.S. Government Securities Fund	R6
353496821	FUSAX	Franklin U.S. Government Securities Fund	ADVISOR
353496409	FKUTX	Franklin Utilities Fund	A
353496706	FRUSX	Franklin Utilities Fund	C
353496698	FRURX	Franklin Utilities Fund	R
353496615	FUFRX	Franklin Utilities Fund	R6
353496854	FRUAX	Franklin Utilities Fund	ADVISOR
354723769	FRVAX	Franklin Virginia Tax-Free Income Fund	A
354723553	FVAIX	Franklin Virginia Tax-Free Income Fund	C
354723157	FRVZX	Franklin Virginia Tax-Free Income Fund	ADVISOR
354724460	FRVRX	Franklin Virginia Tax-Free Income Fund	R6
333333333	---	The U.S. Government Money Market Portfolio	MASTER
353496508	FKGRX	Franklin Growth Fund	A
353496888	FRGSX	Franklin Growth Fund	C
353496730	FGSRX	Franklin Growth Fund	R
353496649	FIFRX	Franklin Growth Fund	R6
353496839	FCGAX	Franklin Growth Fund	ADVISOR
880208103	TPINX	Templeton Global Bond Fund	A
880208301	TEGBX	Templeton Global Bond Fund	C
880208848	FGBRX	Templeton Global Bond Fund	R
880208772	FBNRX	Templeton Global Bond Fund	R6
880208400	TGBAX	Templeton Global Bond Fund	ADVISOR
353538101	FHAIX	Franklin High Income Fund	A
353538200	FCHIX	Franklin High Income Fund	C
353538507	FHIRX	Franklin High Income Fund	R
353538606	FHRRX	Franklin High Income Fund	R6
353538309	FVHIX	Franklin High Income Fund	ADVISOR
354723710	FKITX	Franklin Federal Intermediate-Term Tax-Free Income Fund	A
354723298	FCITX	Franklin Federal Intermediate-Term Tax-Free Income Fund	C
354723215	FITZX	Franklin Federal Intermediate-Term Tax-Free Income Fund	ADVISOR
354724619	FITQX	Franklin Federal Intermediate-Term Tax-Free Income Fund	R6

For Internal Distribution Only	FT.12

353496300	FKINX	Franklin Income Fund	A
353496805	FCISX	Franklin Income Fund	C
353496722	FISRX	Franklin Income Fund	R
353496631	FNCFX	Franklin Income Fund	R6
353496847	FRIAX	Franklin Income Fund	ADVISOR
352518104	FKTFX	Franklin California Tax-Free Income Fund	A
352518203	FRCTX	Franklin California Tax-Free Income Fund	C
352518401	FCAVX	Franklin California Tax-Free Income Fund	ADVISOR
352518609	FKTQX	Franklin California Tax-Free Income Fund	R6
35472P786	FTCOX	Franklin Corefolio Allocation Fund	A
35472P760	FTCLX	Franklin Corefolio Allocation Fund	C
35472P752	---	Franklin Corefolio Allocation Fund	R
35472P745	FCAZX	Franklin Corefolio Allocation Fund	ADVISOR
35473A630	FTLQX	Franklin Corefolio Allocation Fund	R6
354713232	FABFX	Franklin Flexible Alpha Bond Fund	A
354713224	FABDX	Franklin Flexible Alpha Bond Fund	C
354713216	FABMX	Franklin Flexible Alpha Bond Fund	R
354713190	FABNX	Franklin Flexible Alpha Bond Fund	R6
354713182	FZBAX	Franklin Flexible Alpha Bond Fund	ADVISOR
353496599	---	Franklin Focused Growth Fund	ADVISOR
35472P844	FFALX	Franklin Founding Funds Allocation Fund	A
35472P828	FFACX	Franklin Founding Funds Allocation Fund	C
35472P810	FFARX	Franklin Founding Funds Allocation Fund	R
35472P794	FFAAX	Franklin Founding Funds Allocation Fund	ADVISOR
35473A622	FFAQX	Franklin Founding Funds Allocation Fund	R6
353533623	FLGIX	Franklin Global Listed Infrastructure Fund	A
353533615	---	Franklin Global Listed Infrastructure Fund	C
353533599	---	Franklin Global Listed Infrastructure Fund	R
353533581	---	Franklin Global Listed Infrastructure Fund	R6
353533573	FLGZX	Franklin Global Listed Infrastructure Fund	ADVISOR
35361F857	FINGX	Franklin India Growth Fund	A
35361F840	FINDX	Franklin India Growth Fund	C
35361F733	FIGEX	Franklin India Growth Fund	R6
35361F832	FIGZX	Franklin India Growth Fund	ADVISOR
35472P653	FTRAX	Franklin LifeSmart Retirement Income Fund	A
35472P646	FRTCX	Franklin LifeSmart Retirement Income Fund	C
35472P638	FBRLX	Franklin LifeSmart Retirement Income Fund	R
35472P398	FLMTX	Franklin LifeSmart Retirement Income Fund	R6
35472P620	FLRDX	Franklin LifeSmart Retirement Income Fund	ADVISOR
35473A762	FNCAX	Franklin NextStep Conservative Fund	A
35473A754	FNCDX	Franklin NextStep Conservative Fund	C
35473A119	FNCVX	Franklin NextStep Conservative Fund	ADVISOR
35473A747	FNGBX	Franklin NextStep Growth Fund	A
35473A739	FNGCX	Franklin NextStep Growth Fund	C
35473A135	FNGVX	Franklin NextStep Growth Fund	ADVISOR
35473A721	FNMDX	Franklin NextStep Moderate Fund	A
35473A713	FNMFX	Franklin NextStep Moderate Fund	C
35473A127	FNMZX	Franklin NextStep Moderate Fund	ADVISOR
35473A705	FPOKX	Franklin Payout 2017 Fund	R6
35473A606	FPOBX	Franklin Payout 2017 Fund	ADVISOR
35473A887	FPOLX	Franklin Payout 2018 Fund	R6

For Internal Distribution Only	FT.13

35473A804	FPODX	Franklin Payout 2018 Fund	ADVISOR
35473A861	FPOEX	Franklin Payout 2019 Fund	R6
35473A879	FPOFX	Franklin Payout 2019 Fund	ADVISOR
35473A846	FPOGX	Franklin Payout 2020 Fund	R6
35473A853	FPOHX	Franklin Payout 2020 Fund	ADVISOR
35473A846	FPOMX	Franklin Payout 2021 Fund	R6
35473A853	FPOJX	Franklin Payout 2021 Fund	ADVISOR
354902405	---	Franklin Templeton Money Fund	A
354902108	FRIXX	Franklin Templeton Money Fund	C
354902306	FMRXX	Franklin Templeton Money Fund	R
354014102	FMFXX	Franklin U.S. Government Money Fund	A
354014201	FRRXX	Franklin U.S. Government Money Fund	R6
457756500	---	Money Market Portfolio	A
88019R492	---	Templeton Dynamic Equity Fund	ADVISOR
88019R575	TAEMX	Templeton Emerging Markets Balanced Fund	A
88019R567	---	Templeton Emerging Markets Balanced Fund	C
88019R559	---	Templeton Emerging Markets Balanced Fund	R
88019R542	TZEMX	Templeton Emerging Markets Balanced Fund	ADVISOR
88019R393	FEBQX	Templeton Emerging Markets Balanced Fund	R6
880210505	---	International Equity Series	PRIMARY
880210869	---	International Equity Series	SERVICE
880210877	---	Foreign Smaller Companies Series	ADVISOR
880210851	---	Global Equity Series	ADVISOR
88018X201	TCWAX	Templeton China World Fund	A
88018X409	TCWCX	Templeton China World Fund	C
88018X607	FCWRX	Templeton China World Fund	R6
88018X102	TACWX	Templeton China World Fund	ADVISOR
880208780	FEMZX	Templeton Emerging Markets Bond Fund	ADVISOR
880208830	FEMGX	Templeton Emerging Markets Bond Fund	A
880208822	FEMHX	Templeton Emerging Markets Bond Fund	C
880208814	---	Templeton Emerging Markets Bond Fund	R
880208798	---	Templeton Emerging Markets Bond Fund	R6
880196209	TEMFX	Templeton Foreign Fund	A
880196407	TEFTX	Templeton Foreign Fund	C
880196803	TEFRX	Templeton Foreign Fund	R
880196506	TFFAX	Templeton Foreign Fund	ADVISOR
880196878	FTFGX	Templeton Foreign Fund	R6
88020E100	TEGOX	Templeton Global Opportunities Trust	A
88020E209	TEGPX	Templeton Global Opportunities Trust	C
88020E407	FGOZX	Templeton Global Opportunities Trust	Advisor
880208889	TGTRX	Templeton Global Total Return Fund	A
880208871	TTRCX	Templeton Global Total Return Fund	C
880208863	FRRGX	Templeton Global Total Return Fund	R
880208764	FTTRX	Templeton Global Total Return Fund	R6
880208855	TTRZX	Templeton Global Total Return Fund	ADVISOR
880208509	TBOAX	Templeton International Bond Fund	A
880208608	FCNBX	Templeton International Bond Fund	C
880208806	FIBZX	Templeton International Bond Fund	ADVISOR
880208707	---	Templeton International Bond Fund	R
880208715	FIBQX	Templeton International Bond Fund	R6
880196100	TEMWX	Templeton World Fund	A

For Internal Distribution Only	FT.14

880196308	TEWTX	Templeton World Fund	C
880196886	TWDAX	Templeton World Fund	ADVISOR
880196860	FTWRX	Templeton World Fund	R6
88019R484	FINEX	Templeton Foreign Smaller Companies Fund	A
88019R476	FCFSX	Templeton Foreign Smaller Companies Fund	C
88019R468	---	Templeton Foreign Smaller Companies Fund	R6
88019R450	FTFAX	Templeton Foreign Smaller Companies Fund	ADVISOR
354728305	ICPHX	Templeton Global Currency Fund	A
354728701	ICHHX	Templeton Global Currency Fund	ADVISOR
354728883	FGCQX	Templeton Global Currency Fund	R6
88022L102	TEMGX	Templeton Global Smaller Companies Fund	A
88022L201	TESGX	Templeton Global Smaller Companies Fund	C
88022L508	FBOGX	Templeton Global Smaller Companies Fund	R6
88022L300	TGSEX	Templeton Global Smaller Companies Fund	ADVISOR
354713109	FRSGX	Franklin Small-Mid Cap Growth Fund	A
354713802	FRSIX	Franklin Small-Mid Cap Growth Fund	C
354713547	FSMRX	Franklin Small-Mid Cap Growth Fund	R
354713331	FMGGX	Franklin Small-Mid Cap Growth Fund	R6
354713869	FSGAX	Franklin Small-Mid Cap Growth Fund	ADVISOR
88019R732	TEMMX	Templeton Emerging Markets Small Cap Fund	A
88019R724	TCEMX	Templeton Emerging Markets Small Cap Fund	C
88019R716	FTESX	Templeton Emerging Markets Small Cap Fund	R
88019R690	TEMZX	Templeton Emerging Markets Small Cap Fund	ADVISOR
88019R385	FTEQX	Templeton Emerging Markets Small Cap Fund	R6
88019R583	TAGBX	Templeton Global Balanced Fund	A
88019R765	TZINX	Templeton Global Balanced Fund	ADVISOR
88019R799	TINCX	Templeton Global Balanced Fund	A1
88019R591	FCGBX	Templeton Global Balanced Fund	C
88019R781	TCINX	Templeton Global Balanced Fund	C1
88019R773	---	Templeton Global Balanced Fund	R
88019R518	---	Templeton Global Balanced Fund	R6
354723702	FRHIX	Franklin High Yield Tax-Free Income Fund	A
354723595	FHYIX	Franklin High Yield Tax-Free Income Fund	C
354723272	FHYVX	Franklin High Yield Tax-Free Income Fund	ADVISOR
354724585	FHYRX	Franklin High Yield Tax-Free Income Fund	R6

For Internal Distribution Only	FT.15

Franklin and Templeton Funds Level I Script (CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with the Franklin and Templeton Funds. I wanted to confirm that you have received the proxy materials for the Special Joint Meeting of Shareholders scheduled to take place on October 30, 2017.

Have you received the information?

(Pause for response)

If “Yes” or positive response: If you're not able to attend the meeting, I can record your voting instructions by phone.

If “No” or negative response: I would be happy to review the meeting agenda with you and record your vote by phone; however, you do have the option of voting along with the Board’s recommendation.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with the Franklin and Templeton Funds before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you.  You will receive written confirmation of your vote within 3 to 5 business days.  Upon receipt, please review and retain for your records.  If you should have any questions please call the toll free number listed on the confirmation.  Mr. /Ms. ___________, your vote is important and your time is greatly appreciated.  Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 8-28-2017